                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 21, 2002.


                                    /s/ Joseph Ackermann
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ H. F. Baldwin
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 19, 2002.


                                    /s/ Frank E. Baxter
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 22, 2002.


                                    /s/ M. Michael Casey
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ Michael Clark
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ F. Warren Hellman
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ John Markese
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 25, 2002.


                                    /s/ E. Stanley O'Neal
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 22, 2002.


                                    /s/ Kenneth Pasternak
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ David S. Pottruck
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 16, 2002.


                                    /s/ A. Rock
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 18, 2002.


                                    /s/ R. C. Romano
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 22, 2002.


                                    /s/ Arvind Sodhani
                                    ---------------------------------
                                    Signature

                                POWER OF ATTORNEY
                            ANNUAL REPORT ON FORM 10-K
                           THE NASDAQ STOCK MARKET, INC.

      Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities to:

      (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2001, including any and all amendments and additions thereto
(collectively, the "Annual Report") in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

      (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

      The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 22, 2002.


                                    /s/ Martin Sorrell
                                    ---------------------------------
                                    Signature